Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	At or for the			At or for the
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			%			%
(in thousands, except per share amounts)	2007	2006	Change	2007	2006	Change

Income Statement Data:

Net interest income	$15,190	$13,156	15%	$42,672	$39,801	7%
Provision for loan losses	537	428	25	1,517	1,409	8
Noninterest income	5,816	4,680	24	16,691	13,552	23
Total revenues	21,006	17,836	18	59,363	53,353	11
Noninterest operating expenses	17,838	14,861	20	51,636	43,284	19
Net income	1,851	1,645	13	4,534	5,732	(21)

Per Common Share Data:

Net income: Basic	$0.29	$0.27	7%	$0.72	$0.93	(23)%
Net income: Diluted	0.28	0.26	8	0.69	0.89	(22)

Book Value				$17.11	$16.02	7%

Weighted average shares outstanding:
Basic	6,259	6,116		6,217	6,086
Diluted	6,469	6,373		6,443	6,381

Balance Sheet Data:

Total assets				$2,015,486	$1,838,173	10%
Loans (net)				1,104,322	927,950	19
Allowance for loan losses				10,673	9,635	11
Investment securities				721,041	737,868	(2)
Total deposits				1,641,887	1,606,253	2
Core deposits				1,621,390	1,556,458	4
Stockholders' equity				108,321	99,180	9

Capital:

Stockholders' equity to total assets				5.37%	5.40%
Leverage ratio				7.30	7.34
Risk based capital ratios:
Tier 1				9.87	10.24
Total Capital				10.62	10.99

Performance Ratios:

Cost of funds	3.16%	3.27%		3.29%	3.07%
Deposit cost of funds	2.31	2.47		2.49	2.27
Net interest margin	3.36	3.14		3.20	3.23
Return on average assets	0.38	0.36		0.32	0.44
Return on average total stockholders' equity	6.91	6.77		5.79	8.15

Asset Quality:

Net charge-offs to average loans outstanding				0.05%	0.11%
Nonperforming assets to total period-end assets				0.19	0.21
Allowance for loan losses to total period-end loans				0.96	1.03
Allowance for loan losses to nonperforming loans				319	265
Nonperforming assets to capital and reserves				3%	3%

Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data

	At or for the
	Three Months Ended

	September 30,	June 30,	%	September 30,	%
(in thousands, except per share amounts)	2007	2007	Change	2006	Change

Income Statement Data:

Net interest income	$15,190	$14,254	7%	$13,156	15%
Provision for loan losses	537	500	7	428	25
Noninterest income	5,816	5,705	2	4,680	24
Total Revenues	21,006	19,959	5	17,836	18
Noninterest operating expenses	17,838	17,308	3	14,861	20
Net income	1,851	1,571	18	1,645	13

Per Common Share Data:

Net income: Basic	$0.29	$0.25	16%	$0.27	7%
Net income: Diluted	0.28	0.24	17	0.26	8

Effective Tax Rate	29.6%	27.0%		35.4%

Balance Sheet Data:

Total assets	$2,015,486	$1,915,463	5%	$1,838,173	10%
Loans (net)	1,104,322	1,070,353	3	927,950	19
Investment Securities	721,041	657,120	10	737,868	(2)
Total deposits	1,641,887	1,532,449	7	1,606,253	2
Core deposits	1,621,390	1,514,453	7	1,556,458	4
Stockholders' equity	108,321	104,721	3	99,180	9

Net interest margin	3.36%	3.19%		3.14%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Quarter ending,									Year-to-date,

	September 2007			June 2007			September 2006			September 2007			September 2006
	Average		Average	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$ 682,415	9,154	5.37%	$ 686,714	$ 9,108	5.31%	$ 738,088	$ 9,876	5.35%	$ 691,202	$ 27,641	5.33%	$ 737,054	$ 29,194	5.28%
Tax-exempt	1,620	25	6.17	1,620	25	6.17	1,618	25	6.18	1,620	74	6.09	2,108	105	6.64
Total securities	684,035	9,179	5.37	688,334	9,133	5.31	739,706	9,901	5.35	692,822	27,715	5.33	739,162	29,299	5.29
Federal funds sold	0	0	0.00	0	0	0.00	0	0	0.00	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	539,964	10,030	7.29	530,395	9,695	7.24	451,923	8,204	7.14	516,237	28,199	7.22	447,705	23,802	7.03
Commercial loans and lines of credit	301,787	6,083	7.89	301,393	6,068	7.97	266,821	5,509	8.08	305,285	18,419	7.96	251,735	15,205	7.97
Consumer	210,156	3,620	6.83	201,034	3,410	6.80	173,892	2,973	6.78	201,906	10,277	6.81	165,741	8,262	6.66
Tax-exempt	48,025	828	6.90	49,847	859	6.89	24,357	409	6.72	44,894	2,299	6.83	21,711	1,075	6.60
Total loans receivable	1,099,932	20,561	7.35	1,082,669	20,032	7.35	916,993	17,095	7.33	1,068,322	59,194	7.33	886,892	48,344	7.21
Total earning assets	$ 1,783,967	$ 29,740	6.59%	$ 1,771,003	$ 29,165	6.55%	$ 1,656,699	$ 26,996	6.45%	$ 1,761,144	$ 86,909	6.55%	$ 1,626,054	$ 77,643	6.34%

Sources of Funds
Interest-bearing deposits
Regular savings	$ 373,663	$ 2,266	2.41%	$ 375,370	$ 2,365	2.53%	$ 368,467	$ 2,290	2.47%	$ 375,575	$ 7,121	2.53%	$ 356,746	$ 5,962	2.23%
Interest checking and money market	704,352	6,091	3.43	674,125	6,138	3.65	600,658	5,732	3.79	693,072	19,081	3.68	568,884	15,120	3.55
Time deposits	173,084	1,817	4.16	190,854	2,024	4.25	193,738	1,951	4.00	188,093	5,942	4.22	193,931	5,477	3.78
Public funds time	18,290	230	4.99	17,839	219	4.92	32,133	351	4.33	18,575	685	4.93	34,429	1,077	4.18
Total interest-bearing deposits	1,269,389	10,404	3.25	1,258,188	10,746	3.43	1,194,996	10,324	3.43	1,275,315	32,829	3.44	1,153,990	27,636	3.20
Short-term borrowings	217,130	2,906	5.24	238,520	3,204	5.31	219,130	3,003	5.36	207,157	8,329	5.30	229,018	8,723	5.02
Other borrowed money	25,815	289	4.38	0	0	0.00	0	0	0.00	8,700	289	4.38	0	0	0.00
Junior subordinated debt	29,400	661	8.99	29,400	661	8.99	13,943	361	10.36	29,400	1,983	8.99	13,716	1,070	10.40
Total interest-bearing liabilities	1,541,734	14,260	3.66	1,526,108	14,611	3.83	1,428,069	13,688	3.79	1,520,572	43,430	3.81	1,396,724	37,429	3.57
Noninterest-bearing funds (net)	242,233			244,895			228,630			240,572			229,330
Total sources to fund earning assets	$ 1,783,967	$ 14,260	3.16	$ 1,771,003	$ 14,611	3.30	$ 1,656,699	$ 13,688	3.27	$ 1,761,144	$ 43,430	3.29	$ 1,626,054	$ 37,429	3.07
Net interest income and margin
on a tax-equivalent basis		$ 15,480	3.43%		$ 14,554	3.25%		$ 13,308	3.18%		$ 43,479	3.26%		$ 40,214	3.27%
Tax-exempt adjustment		290			300			152			807			413
Net interest income and margin		$ 15,190	3.36%		$ 14,254	3.19%		$ 13,156	3.14%		$ 42,672	3.20%		$ 39,801	3.23%

Other Balances:
Cash and due from banks	$ 55,115			$ 51,842			$ 51,904			$ 51,803			$ 49,019
Other assets	90,536			90,813			82,357			90,364			77,635
Total assets	1,929,618			1,913,658			1,790,960			1,903,311			1,752,708
Demand deposits (noninterest-bearing)	274,089			274,794			258,786			270,346			252,919
Other liabilities	7,591			7,725			7,699			7,736			9,022
Stockholders' equity	106,204			105,031			96,406			104,657			94,043

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	9/30/2007	9/30/2006	Year-ended	9/30/2007	9/30/2006
(dollar amounts in thousands)	Three Months Ended		12/31/2006	Nine Months Ended

Balance at beginning of period	$10,358	$9,677	$9,231	$9,685	$9,231
Provisions charged to operating expense	537	428	1,634	1,517	1,409
	10,895	10,105	10,865	11,202	10,640

Recoveries on loans charged-off:
Commercial	2	13	34	4	62
Consumer	9	13	71	23	40
Real estate	0	0	0	8	0
Total recoveries	11	26	105	35	102

Loans charged-off:
Commercial	(207)	(249)	(895)	(469)	(750)
Consumer	(2)	(247)	(390)	(69)	(357)
Real estate	(24)	0	0	(26)	0

Total charged-off	(233)	(496)	(1,285)	(564)	(1,107)

Net charge-offs	(222)	(470)	(1,180)	(529)	(1,005)

Balance at end of period	$10,673	$9,635	$9,685	$10,673	$9,635

Net charge-offs as a percentage of
average loans outstanding	0.02%	0.05%	0.13%	0.05%	0.11%

Allowance for loan losses as a percentage of
period-end loans	0.96%	1.03%	0.99%	0.96%	1.03%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Non-Performing Loans and Assets
(unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Nonaccrual loans:
Commercial	$997	$1,362	$945	$984	$1,275
Consumer	57	54	19	19	139
Mortgage:
Construction	529	520	394	247	0
Mortgage	1,767	1,784	2,207	2,129	2,216
Total nonaccrual loans	3,350	3,720	3,565	3,379	3,630
Loans past due 90 days or more
and still accruing	0	0	0	2	0
Renegotiated loans	0	0	0	0	0
Total non-performing loans	3,350	3,720	3,565	3,381	3,630

Foreclosed real estate	390	300	300	159	159

Total non-performing assets	$3,740	$4,020	$3,865	$3,540	$3,789

Non-performing loans to total loans	0.30%	0.34%	0.34%	0.34%	0.39%

Non-performing assets to total assets	0.19%	0.21%	0.20%	0.19%	0.21%

Non-performing loan coverage	319%	278%	280%	287%	265%

Allowance for loan losses as a percentage
of total period-end loans	0.96%	0.96%	0.95%	0.99%	1.03%

Non-performing assets / capital reserves	3%	3%	3%	3%	3%

Contact: Pennsylvania Commerce Bancorp, Inc.
Gary L. Nalbandian
Chairman/President
717-412-6301

or

Mark A. Zody
Chief Financial Officer
717-412-6301

SOURCE: Pennsylvania Commerce Bancorp, Inc.